ASSET PURCHASE AGREEMENT



ASSET PURCHASE AGREEMENT made this 7th day of June, 1999;


Between: Cadapult Graphic Systems, Inc., a Delaware corporation with offices located at 110 Commerce Drive, Allendale, New Jersey 07401, hereinafter referred to alternatively as "Cadapult" or "Purchaser";


And: WEB Associates, Inc., a Pennsylvania corporation with offices located at 2551 Industry Lane, Norristown, Pennsylvania 19403, hereinafter referred to alternatively as "WEB" or "Seller".

Whereas, both Purchaser and Seller are engaged in the sale and servicing of computer graphics and imaging equipment and supplies; and,

Whereas, Purchaser is desirous of purchasing the Assets of Seller, as defined hereinafter, and Seller is desirous of selling said Assets, for the consideration and upon the terms and conditions set forth hereinafter.

Now Therefore, in consideration of the mutual covenants, promises and conditions set forth herein, the parties hereto do hereby agree as follows:

1.    Purchase and Sale.

      1.01 Seller agrees to sell to Purchaser and Purchaser agrees to purchase from Seller all of the Assets owned and used by Seller in the operation of its business, including but not limited to the following:

      A.    Accounts Receivable, less allowances;
      B.    Inventory at lower of cost or fair market value;
      C. Property and Equipment as listed on Exhibit A annexed to and made a part hereof;
      D.    Use of the name "WEB Associates";
      E.    Customer lists and all files relating thereto;
      F.    Sales, service and vendor contracts and security deposits;
      G.    Existing telephone numbers (610) 630-8999, (610) 630-4332,
            (610) 630-4234, (610) 630-6770;
      H.    Databases;
      I. Other prepaid commitments as listed on Exhibit J for which there shall be an adjustment at Closing.

The Assets which are the subject of the within sale, including those set forth hereinabove, shall hereinafter be collectively referred to as "Assets".

      1.02 In conjunction with purchase by Cadapult of the Assets, as defined herein, Cadapult has agreed to assume the following Liabilities of Seller:

      A.    Trade payables as of the date of Closing;
      B.    Customer deposits payable as of the date of Closing;

Cadapult has not agreed to assume any other liabilities other than those set forth hereinabove. Liabilities specifically EXCLUDED from assumption by Cadapult include the following: (a) any monies due any governmental agency, including any federal, state and/or local taxes; (b) any contingent liabilities resulting from any claim or threatened claim against Seller which may not, as of this date or date of Closing, have matured into a debt; (c) any obligations arising out of any claim by Seller's personnel, including any unpaid salaries, commissions, pension or other benefits, accrued vacation or sick pay arising prior to the date of Closing, and, (d) any other undisclosed liabilities.

2.    Purchase Price and Terms of Sale.

      2.01 Cadapult does hereby agree to assume the Liabilities referenced in Subparagraphs A and B of Paragraph 1.02 hereinabove (hereinafter referred to as "Liabilities") and to purchase the Assets referenced in Subparagraphs A though J of Paragraph 1.01 hereinabove. It is anticipated that the dollar value of the Assets purchased will exceed the Liabilities assumed, as determined by generally accepted accounting principles (hereinafter referred to as "Net Asset Value"), by Three Hundred, Ninety Thousand ($390,000.00) Dollars. In such event, Cadapult shall then be obligated to tender to Seller $300,000 in cash at Closing plus, in accordance with Paragraph 9L, that number of Cadapult unregistered and restricted common shares equal to $500,000 divided by the average Stock Price of Cadapult common stock for the thirty (30) days prior to Closing, where the Stock Price is the average of
the high 'bid' and low 'ask' at the close of the trading day.    The sum of
such $300,000 in cash plus such Cadapult common shares (subject to adjustment as set forth in 2.01A and 2.01B below) shall be hereinafter referred to as the "Initial Purchase Price."

            A. In the event the Net Asset Value, as defined hereinabove, is greater than $390,000, at Closing, Cadapult shall tender additional shares of Cadapult unregistered and restricted common stock, the number of additional shares being determined by dividing the Net Asset Value, less $390,000, by the average aforesaid Stock Price of Cadapult common stock for the thirty
(30) days prior to Closing.

            B. In the alternative, in the event the Net Asset Value is less than $390,000, but greater than $90,000, then the difference between $390,000 and the Net Asset Value will reduce the cash tendered to the Seller by such amount. In the event the Net Asset Value is less than $90,000, then no cash will be tendered to the Seller and the number of shares of Cadapult common stock will be reduced by the difference between the Net Asset Value and $90,000, divided by the average aforesaid Stock Price of Cadapult common stock for the thirty (30) days prior to Closing.

3. Escrow and Post Closing Adjustments. At Closing, fifty (50%) percent of the common stock of Cadapult due Seller thereat, (hereinafter "Escrowed Shares"), shall be endorsed in blank and delivered to the Joint Escrow Agents designated herein, after which the Escrowed Shares shall be held in escrow pending attainment of specified Gross Profit objectives in the first 12 and second 12 months from the date of Closing. For the purposes of this Paragraph 3, Gross Profit shall be defined in the manner set forth in Exhibit C annexed to and made a part hereof.

If Seller attains, or exceeds, certain Gross Profit Targets, as defined hereafter, during the first twelve (12) months following the Closing, 50% of the Escrowed Shares will be released to Seller from the Escrow plus additional unregistered and restricted shares as shall be issued to Seller by Cadapult pursuant to the schedule of Gross Profit Targets annexed to and made a part hereof as Exhibit D. (Such additional shares shall hereinafter be referred to as "Additional Purchase Price.") In the alternative, failure to attain Gross Profit Targets resulting in less than 50% of the Escrowed Shares being issued to Seller at the end of the first twelve month period shall result in those shares being returned to Cadapult and Seller forfeiting any rights thereto.

The same process shall be repeated in the second twelve month period from the date of the Closing.

The aforesaid shall be set forth in a separate Escrow Agreement to be executed at Closing. The Joint Escrow Agents shall be one attorney designated by Seller and another attorney designated by Purchaser. The Joint Escrow Agents shall receive an agreed upon fee, as set forth in the Escrow Agreement, for services rendered by them as Joint Escrow Agents.

4. Deposit. Simultaneously upon the execution of this Agreement, Purchaser shall forward a check to Seller's attorney in the sum of $50,000.00. This check shall be deposited into the attorney's trust account of Seller's attorney, who shall be an attorney admitted to the Bar of the State of Pennsylvania, and shall be held in escrow thereby pursuant to the provisions of Paragraph 12 hereinunder. In the event a Closing does not occur as a consequence of the failure of any conditions precedent to this Agreement or Seller's breach, the within earnest money Deposit shall be refunded to the Purchaser without any deduction or set off whatsoever within forty-eight (48) hours of demand therefore.

5. Allocation of Purchase Price. The Purchase Price shall be allocated amongst the various Assets in the manner set forth in Exhibit E annexed to and made a part hereof. The Purchase Price shall equal the sum of the Initial Purchase Price plus the Additional Purchase Price.

6. Employment Agreements. A condition precedent to Cadapult's obligation to Close shall be : (1) Seller's shareholders, Wayne M. Breisch and Barbara O'Brien executing Employment Agreements in the form annexed to and made a part hereof as Exhibit F, for a term of not less than two (2) and one (1) years from Closing respectively; and (2) Seller obtaining from another shareholder, Elizabeth Breisch, a written undertaking on the part of Elizabeth Breisch that she shall be restricted from competing with, or contacting or soliciting, any of Seller's customers for a period of not less than three years from the date of Closing, said Restrictive covenant to be in the form annexed hereto and made a part hereof as Exhibit I.

7. Closing. The Closing shall occur on or before July 1, 1999 at Seller's offices or the offices of Seller's attorneys provided same are located within 15 miles of Philadelphia, Pennsylvania (hereinbefore referred to as "Closing Date"). All monies due and payable at Closing shall be paid in the form of a bank, certified or attorneys trust account check.

8.    Conditions Precedent.

      A. Purchaser agrees to accept an assignment of Seller's lease for its current location. A true copy of said Lease is annexed hereto and made a part hereof as Exhibit G. On or before the Closing, Seller shall obtain its Landlord's consent to an assignment of said Lease to Cadapult.

      B. Purchaser's satisfactory review of aspects of Seller's business, including but not limited to, financial statements, Statements of Profits and Losses and Balance Sheets for all of 1998 and at least the first 3 months of 1999. Management prepared financial statements for the three months of 1999 will be accepted for the purposes of Purchaser's review. Said review shall be completed within 30 days of the date hereof at which time Purchaser shall notify Seller in writing that it either (i) is willing to proceed to closing based upon its review of the Seller's business or (ii) is unwilling to proceed to closing based upon such review. Purchaser shall have the right to make either of the aforesaid elections at its sole and absolute discretion. In the absence of such notice, Purchaser shall be deemed to have elected not to proceed.

      C. Execution at Closing of the Employment Agreements referenced in Paragraph 6 hereinabove.

9. Seller's Representations. Seller represents and warrants to Purchaser as follows:

      A. Title to Assets. Seller shall, as of the date of Closing, have good and marketable title to the Assets, free and clear of restrictions on or conditions to transfer or assignment as well as any and all liens, pledges, charges, or encumbrances, except those specifically referred to 1.02 hereinabove. At Closing, Seller shall convey all such Assets.

      B. Indemnification. Seller, and Seller's shareholders, do hereby jointly and severally agree to protect, indemnify, and hold the Purchaser harmless from and against any loss, damage or expense, as well as reasonable counsel fees and costs, if incurred, resulting from any breach of the warranties set forth in Subparagraph A of this Paragraph 9. Specifically, the within Indemnification shall include any claim made against Purchaser for any unpaid liability of Seller. Should any claim for indemnification arise during the pendency of the Escrow as referenced in Paragraph 3 hereinabove, the Purchaser shall have the right to request that any funds being held on behalf of the Seller continue to be held pending resolution of such claim and, further to pay the amount of such claim upon adjudication thereof from said Escrowed Funds, should same remain unsatisfied. The allocation of any liability among the Shareholders arising pursuant to the provisions of this Paragraph shall be in proportion to the equity owned by each in WEB Associates, Inc., and, except in the case of fraud, shall not exceed the amount received by each Shareholder as his or her share of the consideration paid pursuant to this Agreement.

      C. Transfer Not Subject to Encumbrances or Third-Party Approval. The execution and delivery of this Agreement by Seller, and the consummation of the within contemplated transaction, will not result in the creation or imposition of any valid lien, charge, or encumbrance on any of the Assets, and will not require the authorization, consent, or approval of any third party, including any lender or governmental or regulatory agency.

      D. Corporate Existence. Seller is now, and on the Closing Date will be, a corporation duly organized and validly existing and in good standing under the laws of the State of Pennsylvania. At Closing, Seller shall provide a copy of a Certificate of Good Standing issued by the State of Pennsylvania and the Pennsylvania Department of Revenue. In addition, Seller shall comply with all applicable governmental and legal requirements in relation to the bulk sales of its Assets.

      E. Authorization. The execution, delivery, and performance of this Agreement has been duly authorized and approved by the Board of Directors and shareholders of Seller having a majority of the issued and outstanding Common Stock thereof, and this Agreement constitutes a valid and binding Agreement of Seller in accordance with its terms.

      F. Noncancelable Contracts. At the time of Closing, there will be no leases (other than the Paragraph 8A lease), employment contracts, contracts for services or maintenance, or other similar material contracts existing or relating to or connected with the operation of Seller's business not cancelable at Closing or within 30 days thereof.

      G. Continued Operations. Seller will continue to conduct its business up to the date of Closing in essentially the same manner as it has been conducted in the past, and in accordance with all applicable laws and regulations. Until Closing, Seller shall maintain all of its Assets in their present condition. Seller shall use its best efforts to preserve, for Purchaser, the goodwill of vendors, suppliers, customers and others having business relations with it. Prior to Closing, Seller will not sell or transfer any of the Assets which are the subject of this Agreement. Seller has no knowledge of a business termination of a material customer, vendor or supplier.

      H. Withholding Taxes. Seller has paid in full, or will arrange for the payment in full, in a timely manner, of all federal and State of Pennsylvania taxes incurred by Seller, including, but not limited to income, withholding, social security, unemployment insurance, and sales taxes due through the Date of Closing, and shall hold Purchaser harmless therefrom.

      I. Financial Records. Financial records and other documents delivered by Seller to Purchaser in connection with the within transaction, including profit and loss statements and balance sheets, contracts, and other books and records, accurately reflect the financial condition of Seller. To the best of Seller's knowledge, Seller is in compliance with all laws and regulations affecting its business.

      J. Employee Benefits. Except for its SEP retirement plan, health and dental insurance plan, life insurance plan and disability plan, Seller does not maintain any retirement or deferred compensation plan, savings, incentive, stock option or stock purchase plan, unemployment compensation plan, vacation pay, severance pay, bonus or benefit arrangement, insurance or hospitalization program or any other fringe benefit arrangement for any employee, consultant or agent of the Seller, whether pursuant to contract, arrangement, custom or informal understanding, which constitute an "Employee Benefit Plan" (as defined in Section 3(3) of ERISA. The Seller does not maintain, nor has it ever contributed to, any Multi-employer Plan as defined by Section 3(37) of ERISA. The Seller does not currently maintain any Employee Pension Benefit Plan subject to Title IV of ERISA. There have been no "prohibited transactions" (as described in Section 406 of ERISA or Section 4975 of the Code) with respect to an Employee Pension Benefit Plan or Employee Welfare Benefit party. Seller has no written contracts with employees. Seller shall be responsible for paying, prior to Closing, all accrued vacation or sick pay entitlements. Seller and seller shareholders shall indemnify and hold purchaser harmless from any liability or obligation arising in relation to any employee benefit including, but not limited to any of the employee benefit plans referred to in this Sub-Paragraph J. The allocation of any liability among the Shareholders arising pursuant to the provisions of this Paragraph shall be in proportion to the equity owned by each in WEB Associates, Inc., and, except in the case of fraud, shall not exceed the amount received by each Shareholder as his or her share of the consideration paid pursuant to this Agreement.

      K. Accuracy of Representations and Warranties. None of the representations or warranties of Seller contain or will contain any untrue statement of a material fact or omit or will omit or misstate a material fact necessary in order to make statements in this Agreement not misleading. Seller knows of no fact or circumstance that has resulted, or that in the reasonable judgment of Seller will result, in a material change in the business, operations, or assets of Seller that has not been previously disclosed or set forth in this Agreement.

      L. Seller's Agreement to Restriction on Sale of Seller's Stock Conveyed Pursuant to the Within Agreement. The Sellers agree that any sale or other disposition of the Securities after the one year anniversary of the Closing Date shall be a bona fide transaction in accordance with Rule 144, as promulgated under the Securities Act of 1933 as amended, conducted through a major brokerage firm or such other firm as is mutually agreed by the parties in writing, and shall be sold in a manner not to cause any materially adverse effect on the market for the Corporation's common stock. These representations by the Sellers are material to the Purchaser's decision to enter into this Agreement and, Seller's agree that any violation hereof would entitle the Purchaser to injunctive relief to preclude Securities sales
activity by the Sellers in contravention of these representations.   Any
legend that would appear on the stock certificates is set forth on Exhibit K attached hereto.

10. Purchaser's Representations. Purchaser represents and warrants to Seller as follows:

      A. Corporate Existance. Buyer is a DELAWARE corporation, duly organized, validly existing and in good standing under the laws of the state of Delaware and has the power and authority to carry on its business, as now conducted, to own and operate its properties and assets, to execute the Agreement and other agreements and instruments referred to therein and delivering and carrying out the transactions contemplated.

      B. Authorization. Execution and delivery of the Agreement and other Agreements and instruments referred to have been duly authorized by the board of directors and shareholders of Cadapult Graphic Systems, Inc. and constitute legal, valid, binding and enforceable agreements and instruments. Neither the execution, delivery or performance of the Agreement or any other agreement or instrument executed and delivered by or on behalf of Cadapult Graphic Systems, Inc., nor the consummation of the transactions nor compliance with the terms and provisions of the Agreement contravenes the Certificate of Incorporation, Articles of Incorporation, or bylaws or any provision of law, statute, rule, regulation or order of any court or governmental authority to which Cadapult Graphic Systems, Inc., is subject, or any judgment, decree, franchise, order or permit applicable to it, or conflicts or inconsistent with, or will result in any breach of or constitute a default under, any contract, commitment, agreement, understanding, arrangement or instrument, or result in the creation of or imposition of, or the obligation to create or impose any lien, encumbrance or liability upon, any of the property or assets of it, or will increase any such lien, encumbrance, or liability.

      C. Indemnification. Purchaser shall indemnify Seller against any and all loss, liability, deficiency, or damage suffered or incurred by WEB, or its shareholders, resulting from any untrue representation, breach of warranty or non-fulfillment of any covenant or agreement by Cadapult Graphic System, Inc. contained in the Agreement or in any certificate, document, or instrument delivered to WEB in connection with the within transaction.

11. Mutual Indemnification. Purchaser and Seller agree to protect, indemnify, and hold the other harmless against, and with respect to, any loss, damage or expense occasioned by any breach or alleged breach, falsity, or failure of any of the representations, covenants, warranties or agreements of any such party contained herein or contained in any document exchanged between Purchaser and Seller in connection with this transaction. This Indemnification shall survive the Closing.

12. Default. In the event of a material breach, the non-breaching party shall have the right, in addition to seeking damages, to choose to compel the breaching party to perform under the terms of this Agreement (specific performance). Irrespective of the aforesaid, and in addition thereto, in the event of a material breach by Purchaser, Seller shall have the right to retain the Deposit irrespective of whether Seller is able to establish damages, seeks to compel specific performance, or ultimately obtains a judgment for damages in excess of the Deposit provided however that in the event of the latter, the amount of the Deposit shall be deducted from any damage award.

13.   Miscellaneous.

      A. Amendment and Modification. Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by all of the parties hereto.

      B. Notices. All notices, requests, consents, approvals or other communications under this Agreement shall be in writing and mailed by certified mail, return receipt requested, postage prepaid, or delivered by a nationally recognized overnight courier service which obtains delivery receipts (e.g., Federal Express), addressed:

Seller:

            Wayne and Elizabeth Breisch
            36 Harper Lane
            North Wales, PA  19454

            Barbara O'Brien
            208 Devon Road
            Cinnaminson, NJ  08077

            Jeffrey B. Rotwitt, Esq.
            Obermayer, Rebmann, Maxwell & Hippel, LLP
            19th Floor
            1617 John F. Kennedy Blvd.
            Philadelphia, PA  19103-1895

Purchaser:

            Cadapult Graphic Systems, Inc.
            110 Commerce Drive
            Allendale, New Jersey 07401

            Bruce M. Meisel, Esq.
            263 Center Avenue
            Westwood, New Jersey 07675

Either party may, by notice given as aforesaid, change its address for all subsequent notices. All notices hereunder shall be effective upon receipt of same.

      C. Legal Fees in the Event of Dispute. In the event a dispute arises between the parties in relation to the interpretation and/or implementation of the within Agreement resulting in the filing of a legal proceeding in a court of competent jurisdiction, the non-prevailing party shall reimburse the prevailing party to the extent of reasonable counsel fees and costs incurred by the latter.

      D. No Broker. The Seller and Purchaser represent and warrant, each to the other, that neither has engaged or in any way dealt with a broker, finder, agent, or anyone in a similar capacity, in relation to the transaction contemplated by the within Agreement. To this extent, Seller and Purchaser do each hereby agree to indemnify, defend and hold the other harmless from and against any and all loss, expense, including but not limited to reasonable counsel fees and costs, damage or liability resulting from any claim or claims arising from an alleged rendering of any services to the indemnifying party in breach of the within warranty.

      E. Titles and Captions. All section titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the context nor affect the interpretation of this Agreement. All pronouns and any variation thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons may require.

      F. Entire Agreement. This Agreement contains the entire understanding between and among the parties and supersedes any prior understanding and agreements among them respecting the subject matter of this Agreement. Any amendments to this Agreement must be in writing and signed by the party against whom enforcement of that amendment is sought.

      G. Presumption. This Agreement, or any Section thereof, shall not be construed against any part due to the fact that said Agreement or any Section thereof was drafted by said party.

      H. Further Action. The parties hereto shall execute and deliver all documents, provide all information and take or forebear from all such action as may be necessary or appropriate to achieve the purpose of the Agreement.

      I. Counterparts. This Agreement may be executed in several counterparts and all so executed shall constitute one Agreement, binding on all the parties hereto even though all the parties are not signatories to the original or the same counterpart.

      J. Savings Clause. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid. The remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid, shall not be affected thereby.

      K. Governing Law. The parties agree that the terms of this Agreement, as well as any dispute arising as a consequence thereof, shall be interpreted in accordance with and governed by the laws of the State of Delaware.

      L. Assignment. Seller shall have the right to assign its post-Closing rights under this Agreement to its shareholders in connection with the liquidation of Seller.


Executed as of the dates set forth below, in several counterparts, each of which shall be deemed an original, but all constituting only one agreement.


                                    Purchaser:
                                    Cadapult Graphic Systems, Inc.


Date:  June 7, 1999                 By:   /s/ Michael Levin
                                       ----------------------------
                                          Michael Levin, President


                                    Seller:
                                    WEB Associates, Inc.


Date:  June 7, 1999                 By:   /s/ Wayne Breisch
                                        ---------------------------
                                          Wayne Breisch, Pres.



                                    Solely as to the provisions of Paragraphs
                                    6, 9B and 9J as same pertains to the
                                    undersigned and as to no other provision contained herein.


                                          /s/ Elizabeth Breisch
                                    ------------------------------
                                          Elizabeth Breisch

                                          /s/ Barbara O'Brien
                                    ------------------------------
                                          Barbara O'Brien

                                          /s/ Wayne Breisch
                                    ------------------------------
                                          Wayne Breisch




                                 EXHIBIT LIST

Exhibit A                  Property and Equipment
Exhibit B                  NOT USED
Exhibit C                  Gross Profit Definition
Exhibit D                  Incentive Gross Profit Schedule
Exhibit E                  Allocation of Purchase Price
Exhibit F                  Form of Employment Agreement
Exhibit G                  Lease
Exhibit H                  NOT USED
Exhibit I                  Restrictive Covenant
Exhibit J                  Adjustments
Exhibit K                  Restrictive Legend




                      Exhibit C: Gross Profit Definition


      - Definitions

            - WEB Customer - A past or current client of WEB Associates that is not at the time of closing a current Cadapult client.
            - WEB Team - A sales team including Wayne, Barbara and Dave or their direct replacement
            - Internal Costs - Those costs defined by the Technical Services department as compensation for their work including installations, integrations and field and depot service.

The definition of Gross Profit (GP) must be broken down into two pieces. The first is the calculation of the GP itself, and the second is the determination of on what sales the GP is to be calculated.

Starting with the latter, the following sales should be included in the calculation of GP:

      - Service

            - Renewal of all service contracts now held by WEB Associates.
            - Renewal of all service contracts of printers originally sold by
              WEB and not currently covered by Cadapult.
            - Future sales of service contracts relating to new printer sales closed by the WEB Team.

      - Supplies

            - Sales of all supplies to a WEB Customer.
            - Future sales of supplies relating to new printer sales closed by the WEB Team.

      - System and other product sales

            - Sales of all systems and other products to a WEB Customer.
            - Future sales of systems and other product s closed by the WEB
              Team with a WEB Customer or anybody else.

As to calculation of Gross Profit itself:

      - Service

            - The GP on Tektronix service contracts will be calculated to be
              75% of the selling price.
            - The GP on all other service contracts is to be calculated by the selling cost less invoice costs to us of those items required to fulfill a contract, less Internal Costs.

      - Supplies

            - The GP on sales of supplies to be calculated by the selling price, less the invoice cost of those supplies including shipping, less any unreimbursed shipping costs to the customer.

      - Systems and other products

            - The GP on sales of systems and other products to be calculated by the selling price, less the invoice cost of all components including shipping costs, less Internal Costs, less any unreimbursed shipping costs to the customer.
            - In addition to the above, for determining the GP associated with the sales of Tektronix printers, the Tektronix performance rebate (now 4% on business products and 6% on specialty products) will be included as long as Cadapult is receiving this rebate. Growth rebates from Tektronix are not to be included.



                      Exhibit D - Stock Release Schedule

The stock placed in Escrow is to be released on each of the first and second anniversaries of the closing against the following schedule of Gross Profit achievement of the acquired business for the previous 12 months.

- $817,500 and above    -  75% of the amount of the initially escrowed shares
- $681,250 to $817,499  -  62.5% of the amount of the initially escrowed shares
- $545,000 to $681,249  -  50% of the amount of the initially escrowed shares
- $408,750 to $544,999  -  37.5% of the amount of the initially escrowed shares
- $272,500 to $408,749  -  25% of the amount of the initially escrowed shares
- $136,250 to $272,499  -  12.5% of the amount of the initially escrowed shares
- $0 to $136,249        -  0 shares






                   Exhibit E - Allocation of Purchase Price



Inventory                                 Tax basis at start of Closing Date

Accounts receivable (less bad
   Debt allowances )                      Tax basis at start of Closing Date

Property and equipment                    Depreciated tax basis at start of
                                          Closing Date

Prepaid commitments and
   Customer deposits                      Face amount at start of Closing
                                          Date

Covenants not to compete                  Zero

Elizabeth Breisch Restrictive Covenant    $1000

Goodwill and other intangible assets      Entire remainder of purchase price.


[Any post-closing adjustments to purchase price will increase or decrease the allocation to goodwill and other intangible assets.]




                   Exhibit F - Form of Employment Agreement


                              EMPLOYMENT AGREEMENT



        AGREEMENT, dated June   , 1999 between CADAPULT GRAPHIC SYSTEMS INC.,
a Delaware corporation with offices at 110 Commerce Drive, Allendale, New Jersey 07401 ("Employer"), and Wayne M. Breisch ("Employee") residing at 36 Harper Lane, North Wales, PA 19454.


                              W I T N E S S E T H:

        WHEREAS, Employer desires to retain the services of Employee and Employee desires to be employed by Employer upon the terms and conditions hereinafter set forth;

        NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

        1. EMPLOYMENT. The Employer hereby employs Employee, and Employee hereby agrees to serve, as Account Manager of Employer, or such other position and with such title as Employer may reasonably designate, for the Term of Employment (as defined in Section 2). Employee agrees to perform such services as are customary for such office or to such other offices as shall from time to time be assigned to Employee by Employer's Board of Directors or its designee, and, in the absence of such assignment, such services customary to such offices as are necessary to the operations of Employer. Employee further agrees to use Employee's best efforts to promote the interest of Employer and to devote Employee's full business time and energies during normal business hours to the business and affairs of Employer during the Term of Employment.

        2. TERM OF EMPLOYMENT. The employment hereunder which shall commence on the date of the execution of this Agreement and shall continue for a term of two (2) years (the "Term of Employment"), unless earlier terminated: (a) upon death of Employee; (b) at the option of Employer upon 30 days' prior written notice to Employee, in the event Employee, by reason of physical injury or illness, is unable to materially perform his duties hereunder for a period of 60 days and has no proof of expectation of returning to work within a reasonable time thereafter; or (c) upon the discharge of Employee by the Board of Directors of Employer for "cause" (as defined in Section 8 hereof).

        3.  COMPENSATION.

                A.  Base Salary and Commission.

                        (1) As compensation for the services to be provided hereunder and in consideration of Employee's agreement not to compete as set forth in Section 4, during the Term of Employment, Employer shall pay Employee salary of $42,500 per annum plus Commission, or such greater amount as may be established by Employer's Board of Directors, which shall be payable in appropriate installments to conform with the regular payroll dates for salaried personnel of Employer.

                        (2) For purpose of Section 3.A, the term "Commission" is defined as twenty percent (20%) of the Employee's Gross Profit.

                        (3) For purpose of Section 3.A, the term "Gross Profit" is defined as selling price less invoice costs of products, plus applicable rebates to Cadapult, with the exclusion of the Tektronix growth rebate, and less internal costs of service and does not include profit on sales not contracted for by Employee. Furthermore, Employee shall not share in any profits realized on purchase orders or verbal orders received after the termination of his employment.

                B. Other Benefits. Employee shall be entitled to the following fringe benefits, perquisites, and other benefits of employment during the Term of Employment to the extent that the Board of Directors determines such benefits are to be made available to Employer's employees in general: (i) medical and dental insurance under such group medical and dental insurance policies as Employer may provide to its employees; (ii) sick days in accordance with Employer's policy regarding employees; (iii) four (4) weeks vacation in accordance with Employer's policy, and it is not to be deemed to have any cash value; (iv) participation in Employer's 401(k) plan or such other plan as Employer may adopt; and (v) participation in Employer's employee stock option plan.

                C. Payment Upon Early Termination. In the event of early termination of employment for any reason specified in Section 8 hereof, Employer shall no longer be obligated to make any payments of compensation to Employee or Employee's estate under this Agreement. However, any salary or bonus earned and/or vested for prior periods, but not yet paid, shall be paid by Employer to Employee or Employee's estate.

        4.  COVENANT NOT TO COMPETE; INTELLECTUAL PROPERTY; CONFIDENTIALITY.

                A. Covenant Not to Compete and Solicit. During the Term of Employment and for a period of two (2) years after termination of Employee's employment with Employer, Employee will not, within any jurisdiction in which Employer or any affiliate conducts its business operations, directly or indirectly, own, manage, operate, control, be employed by or participate in the ownership, management, operation or control of, or be connected in any manner with, any business of the type or character engaged in or competitive with that conducted by Employer. The decision of Employer's Board of Directors as to what constitutes a competing business shall be final and binding upon Employee, and such decision shall be made in good faith and with specific consideration for the type of business conducted or being contemplated by Employer at the time of said termination. For these purposes, ownership by Employee or any affiliate of Employee of securities of a public company not in excess of 1% of any class of such securities shall not be considered to be competition with Employer.

                For a period of three (3) years after termination of Employee's employment with Employer, Employee further agrees to refrain from interfering with the employment relationship between Employer and its other employees by soliciting any of such individuals to participate in any way in any other business ventures and agrees to refrain from soliciting competitive business from any client or prospective client (as disclosed in a list, compiled in good faith, to be provided to Employee by Employer at the time he ceases to be employed, which list shall be binding upon Employee) of Employer's for Employee's benefit or for any other entity.


                It is the desire and intent of the parties that if any provisions of this Section 4(A) shall be adjudicated to be invalid or unenforceable, this Section 4(A) shall be deemed amended to delete therefrom such provisions or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication is made.

                B. Intellectual Property. During the Term of Employment, Employee will disclose to Employer all ideas, inventions and business plans developed by Employee during such period which relates directly or indirectly to the business of Employer or affiliates, including without limitation any process, operation, product or improvement which may be patentable or copyrightable. Employee agrees that such will be the property of Employer and that Employee will, at Employer's request and cost, do whatever is necessary to secure the rights thereto by patent, copyright or otherwise to Employer.

                C. Confidentiality. Employee agrees to not divulge to anyone (other than Employer or any other persons employed or designated by Employer) any knowledge or information of any type whatsoever of a confidential nature relating to the business of Employer or any of its subsidiaries or affiliates, including without limitation all types of trade secrets (unless readily ascertainable from public or published information or trade sources). Employee further agrees not to disclose, publish or make use of any such knowledge or information of a confidential nature without prior written consent of Employer.

        5. REIMBURSEMENT OF EXPENSES. Employee shall be entitled to be reimbursed for reasonable travel and other reasonable expenses incurred in connection with Employee's services to Employer pursuant to and during the Term of Employment upon a basis consistent with the policies established or announced by Employer.

        6. BREACH BY EMPLOYEE. Both parties recognize that the services to be rendered under this Agreement by Employee are special, unique and extraordinary in character, and that in the event of a breach by Employee of the terms and conditions of this Agreement to be performed by Employee, or in the event Employee performs services during the Term of Employment for any person, firm, corporation or other entity engaged in a competing line of business with Employer, or otherwise breaches this Agreement, Employer shall be entitled, if it so elects, to take all actions, either in law or in equity, that it deems necessary to protect its rights and interests. In the event that the Employee breaches this Agreement or advances an action, either in law or equity, that is adjudicated or results in a judgement in favor of the Employer, Employee shall reimburse Employer for reasonable costs and expenses, including reasonable attorneys fees.

        7. BREACH BY EMPLOYER.   In the event that the Employer breaches this
Agreement or advances an action, either in law or equity, that is adjudicated or results in a judgement in favor of the Employee, Employer shall reimburse Employee for reasonable costs and expenses, including reasonable attorneys fees.

        8. TERMINATION FOR CAUSE. Employer may terminate Employee for cause upon ten days' prior written notice to Employee. For purposes of this Agreement, an event or occurrence constituting "cause" shall mean:

                A. Employee's willful failure or refusal after notice thereof, to perform specific directives of Employer's Board of Directors, when such directives are consistent with the scope and nature of Employee's duties and responsibilities as set forth in Section 1 and elsewhere herein;

                B.  Dishonesty of Employee affecting Employer;

                C. Employee's conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation;

                D. Any gross or wilful conduct of Employee resulting in substantial loss to Employer, substantial damage to Employer's reputation or theft from Employer;

                E. Other than physical injury or illness, Employee's material failure to perform the duties and responsibilities under this Agreement; or

                F.  Any material breach (not covered by any of the clauses
(A) through (E)) of any of the provisions of this Agreement, causing material damage to Employer, if such breach is not cured within ten days after written notice thereof to Employee by Employer.

        9. ASSIGNMENT. This Agreement is a personal contract and, except as specifically set forth herein, the rights and interests of Employee herein may not be sold, transferred, assigned, pledged or hypothecated by Employee. The rights and obligations of Employer hereunder shall be binding upon and run in favor of the successors and assigns of Employer. In the event of any attempted assignment or transfer of rights hereunder contrary to the provisions hereof, Employer shall have no further liability for payments hereunder. Employee specifically consents to assignment of this Agreement by Employer pursuant to any reorganization or business combination that Employer may effect hereafter.

        10. GOVERNING LAW; CAPTIONS. This Agreement contains the entire agreement between the parties and shall be governed by the laws of the State of Delaware. It may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, and consented to in writing by the President of Employer. Section headings are for convenience or reference only and shall not be considered a part of this Agreement.

        11. PRIOR AGREEMENTS. This Agreement supersedes and terminates all prior agreements between Employer and Employee relating to the subject matter herein addressed.

        12. ARBITRATION. Any dispute or claim hereunder may be referred to arbitration. The notice shall be filed with the Employer or Employee, in no event, later than thirty (30) days after written notice of the dispute is mailed via certified mail to the non-grieving party.

             It is agreed that during the term of this Agreement the arbitrator to whom the grievance shall be referred for a decision shall be selected by the Employer and the Employee. If the parties fail to select an arbitrator, the grievance shall be presented to the American Arbitration Association. The voluntary labor arbitration rules of the American Arbitration Association shall apply to the proceeding and the choice of arbitrator.

             The decision of the arbitrator shall be supported by substantial evidence on the record as a whole, and shall be final and conclusive and binding upon the Employee and the Employer. The arbitrator shall have no power to add to or subtract from or modify in any way the terms of this Agreement.

             The arbitrator shall be requested to issue his written decision not later than thirty (30) days from the date of the close of the hearing or, if oral hearings have been waived, then from the date of transmitting the final statements and proofs to the arbitrator. The decision of the arbitrator will be accepted as final by the parties to the disputes, and both will abide by it.

             All expenses for the arbitrators services and the proceedings shall be borne equally by the Employer and the Employee. However, each party shall be responsible for compensating its own representatives and witnesses.

        13. NOTICES. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person to Employer by delivery to its Chairman of the Board of Directors or sent by telex, telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                If to Employee, to:
                Wayne M. Breisch
                36 Harper Lane
                North Wales, PA  19454

                If to Employer, to:
                Cadapult Graphic Systems Inc.
                Attn:  Michael Levin, President
                110 Commerce Drive
                Allendale, New Jersey 07401
                fax:  201-236-9320

        IN WITNESS WHEREOF, Employer has by its appropriate officer signed this Agreement and Employee has signed this Agreement, on and as of the date and year first above written.


                                    CADAPULT GRAPHIC SYSTEMS INC.


                                    By:
                                       -----------------------------
                                         Michael W. Levin, President


                                    EMPLOYEE


                                    --------------------------------
                                         Wayne M. Breisch



                              EMPLOYMENT AGREEMENT



      AGREEMENT, dated June   , 1999 between CADAPULT GRAPHIC SYSTEMS INC., a
Delaware corporation with offices at 110 Commerce Drive, Allendale, New Jersey 07401 ("Employer"), and Barbara O'Brien ("Employee") residing at 208 Devon Road, Cinnaminson, NJ 08077.


                             W I T N E S S E T H:

      WHEREAS, Employer desires to retain the services of Employee and Employee desires to be employed by Employer upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

      1. EMPLOYMENT. The Employer hereby employs Employee, and Employee hereby agrees to serve, as Account Manager of Employer, or such other position and with such title as Employer may reasonably designate, for the Term of Employment (as defined in Section 2). Employee agrees to perform such services as are customary for such office or to such other offices as shall from time to time be assigned to Employee by Employer's Board of Directors or its designee, and, in the absence of such assignment, such services customary to such offices as are necessary to the operations of Employer. Employee further agrees to use Employee's best efforts to promote the interest of Employer and to devote Employee's full business time and energies during normal business hours to the business and affairs of Employer during the Term of Employment.

      2. TERM OF EMPLOYMENT. The employment hereunder which shall commence on the date of the execution of this Agreement and shall continue for a term of one (1) year (the "Term of Employment"), unless earlier terminated: (a) upon death of Employee; (b) at the option of Employer upon 30 days' prior written notice to Employee, in the event Employee, by reason of physical injury or illness, is unable to materially perform her duties hereunder for a period of 60 days and has no proof of expectation of returning to work within a reasonable time thereafter; or (c) upon the discharge of Employee by the Board of Directors of Employer for "cause" (as defined in Section 8 hereof).

      3.  COMPENSATION.

            A.  Base Salary and Commission.

                  (1) As compensation for the services to be provided hereunder and in consideration of Employee's agreement not to compete as set forth in Section 4, during the Term of Employment, Employer shall pay Employee salary of $40,000 per annum plus Commission, or such greater amount as may be established by Employer's Board of Directors, which shall be payable in appropriate installments to conform with the regular payroll dates for salaried personnel of Employer.

                  (2) For purpose of Section 3.A, the term "Commission" is defined as twenty percent (20%) of the Employee's Gross Profit.

                  (3) For purpose of Section 3.A, the term "Gross Profit" is defined as selling price less invoice costs of products, plus applicable rebates to Cadapult, with the exclusion of the Tektronix growth rebate, and less internal costs of service and does not include profit on sales not contracted for by Employee. Furthermore, Employee shall not share in any profits realized on purchase orders or verbal orders received after the termination of her employment.

            B. Other Benefits. Employee shall be entitled to the following fringe benefits, perquisites, and other benefits of employment during the Term of Employment to the extent that the Board of Directors determines such benefits are to be made available to Employer's employees in general: (i) medical and dental insurance under such group medical and dental insurance policies as Employer may provide to its employees; (ii) sick days in accordance with Employer's policy regarding employees; (iii) four (4) weeks vacation in accordance with Employer's policy, and it is not to be deemed to have any cash value; (iv) participation in Employer's 401(k) plan or such other plan as Employer may adopt; and (v) participation in Employer's employee stock option plan.

            C. Payment Upon Early Termination. In the event of early termination of employment for any reason specified in Section 8 hereof, Employer shall no longer be obligated to make any payments of compensation to Employee or Employee's estate under this Agreement. However, any salary or bonus earned and/or vested for prior periods, but not yet paid, shall be paid by Employer to Employee or Employee's estate.

      4.  COVENANT NOT TO COMPETE; INTELLECTUAL PROPERTY; CONFIDENTIALITY.

            A. Covenant Not to Compete and Solicit. During the Term of Employment and for a period of two (2) years after termination of Employee's employment with Employer, Employee will not, within any jurisdiction in which Employer or any affiliate conducts its business operations, directly or indirectly, own, manage, operate, control, be employed by or participate in the ownership, management, operation or control of, or be connected in any manner with, any business of the type or character engaged in or competitive with that conducted by Employer. The decision of Employer's Board of Directors as to what constitutes a competing business shall be final and binding upon Employee, and such decision shall be made in good faith and with specific consideration for the type of business conducted or being contemplated by Employer at the time of said termination. For these purposes, ownership by Employee or any affiliate of Employee of securities of a public company not in excess of 1% of any class of such securities shall not be considered to be competition with Employer.

            For a period of three (3) years after termination of Employee's employment with Employer, Employee further agrees to refrain from interfering with the employment relationship between Employer and its other employees by soliciting any of such individuals to participate in any way in any other business ventures and agrees to refrain from soliciting competitive business from any client or prospective client (as disclosed in a list, compiled in good faith, to be provided to Employee by Employer at the time he ceases to be employed, which list shall be binding upon Employee) of Employer's for Employee's benefit or for any other entity.


            It is the desire and intent of the parties that if any provisions of this Section 4(A) shall be adjudicated to be invalid or unenforceable, this Section 4(A) shall be deemed amended to delete therefrom such provisions or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication is made.

            B. Intellectual Property. During the Term of Employment, Employee will disclose to Employer all ideas, inventions and business plans developed by Employee during such period which relates directly or indirectly to the business of Employer or affiliates, including without limitation any process, operation, product or improvement which may be patentable or copyrightable. Employee agrees that such will be the property of Employer and that Employee will, at Employer's request and cost, do whatever is necessary to secure the rights thereto by patent, copyright or otherwise to Employer.

            C. Confidentiality. Employee agrees to not divulge to anyone (other than Employer or any other persons employed or designated by Employer) any knowledge or information of any type whatsoever of a confidential nature relating to the business of Employer or any of its subsidiaries or affiliates, including without limitation all types of trade secrets (unless readily ascertainable from public or published information or trade sources). Employee further agrees not to disclose, publish or make use of any such knowledge or information of a confidential nature without prior written consent of Employer.

      5. REIMBURSEMENT OF EXPENSES. Employee shall be entitled to be reimbursed for reasonable travel and other reasonable expenses incurred in connection with Employee's services to Employer pursuant to and during the Term of Employment upon a basis consistent with the policies established or announced by Employer.

      6. BREACH BY EMPLOYEE. Both parties recognize that the services to be rendered under this Agreement by Employee are special, unique and extraordinary in character, and that in the event of a breach by Employee of the terms and conditions of this Agreement to be performed by Employee, or in the event Employee performs services during the Term of Employment for any person, firm, corporation or other entity engaged in a competing line of business with Employer, or otherwise breaches this Agreement, Employer shall be entitled, if it so elects, to take all actions, either in law or in equity, that it deems necessary to protect its rights and interests. In the event that the Employee breaches this Agreement or advances an action, either in law or equity, that is adjudicated or results in a judgement in favor of the Employer, Employee shall reimburse Employer for reasonable costs and expenses, including reasonable attorneys fees.

      7. BREACH BY EMPLOYER.   In the event that the Employer breaches this
Agreement or advances an action, either in law or equity, that is adjudicated or results in a judgement in favor of the Employee, Employer shall reimburse Employee for reasonable costs and expenses, including reasonable attorneys fees.

      8. TERMINATION FOR CAUSE. Employer may terminate Employee for cause upon ten days' prior written notice to Employee. For purposes of this Agreement, an event or occurrence constituting "cause" shall mean:

            A. Employee's willful failure or refusal after notice thereof, to perform specific directives of Employer's Board of Directors, when such directives are consistent with the scope and nature of Employee's duties and responsibilities as set forth in Section 1 and elsewhere herein;

            B.  Dishonesty of Employee affecting Employer;

            C. Employee's conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation;

            D. Any gross or wilful conduct of Employee resulting in substantial loss to Employer, substantial damage to Employer's reputation or theft from Employer;

            E. Other than physical injury or illness, Employee's material failure to perform the duties and responsibilities under this Agreement; or

            F. Any material breach (not covered by any of the clauses (A) through (E)) of any of the provisions of this Agreement, causing material damage to Employer, if such breach is not cured within ten days after written notice thereof to Employee by Employer.

      9. ASSIGNMENT. This Agreement is a personal contract and, except as specifically set forth herein, the rights and interests of Employee herein may not be sold, transferred, assigned, pledged or hypothecated by Employee. The rights and obligations of Employer hereunder shall be binding upon and run in favor of the successors and assigns of Employer. In the event of any attempted assignment or transfer of rights hereunder contrary to the provisions hereof, Employer shall have no further liability for payments hereunder. Employee specifically consents to assignment of this Agreement by Employer pursuant to any reorganization or business combination that Employer may effect hereafter.

      10. GOVERNING LAW; CAPTIONS. This Agreement contains the entire agreement between the parties and shall be governed by the laws of the State of New Jersey. It may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, and consented to in writing by the President of Employer. Section headings are for convenience or reference only and shall not be considered a part of this Agreement.

      11. PRIOR AGREEMENTS. This Agreement supersedes and terminates all prior agreements between Employer and Employee relating to the subject matter herein addressed.

      12. ARBITRATION. Any dispute or claim hereunder may be referred to arbitration. The notice shall be filed with the Employer or Employee, in no event, later than thirty (30) days after written notice of the dispute is mailed via certified mail to the non-grieving party.

           It is agreed that during the term of this Agreement the arbitrator to whom the grievance shall be referred for a decision shall be selected by the Employer and the Employee. If the parties fail to select an arbitrator, the grievance shall be presented to the American Arbitration Association.
The voluntary labor arbitration rules of the American Arbitration Association shall apply to the proceeding and the choice of arbitrator.

           The decision of the arbitrator shall be supported by substantial evidence on the record as a whole, and shall be final and conclusive and binding upon the Employee and the Employer. The arbitrator shall have no power to add to or subtract from or modify in any way the terms of this Agreement.

           The arbitrator shall be requested to issue his written decision not later than thirty (30) days from the date of the close of the hearing or, if oral hearings have been waived, then from the date of transmitting the final statements and proofs to the arbitrator. The decision of the arbitrator will be accepted as final by the parties to the disputes, and both will abide by it.

           All expenses for the arbitrators services and the proceedings shall be borne equally by the Employer and the Employee. However, each party shall be responsible for compensating its own representatives and witnesses.

      13. NOTICES. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person to Employer by delivery to its Chairman of the Board of Directors or sent by telex, telecopy or by registered or certified mail, postage prepaid, addressed as follows:

            If to Employee, to:
            Barbara O'Brien
            208 Devon Road
            Cinnaminson, NJ  08077

            If to Employer, to:
            Cadapult Graphic Systems Inc.
            Attn:  Michael Levin, President
            110 Commerce Drive
            Allendale, New Jersey 07401
            fax:  201-236-9320

      IN WITNESS WHEREOF, Employer has by its appropriate officer signed this Agreement and Employee has signed this Agreement, on and as of the date and year first above written.

                                    CADAPULT GRAPHIC SYSTEMS INC.


                                    By:
                                       -----------------------------
                                         Michael W. Levin, President


                                    EMPLOYEE


                                    --------------------------------
                                         Barbara O'Brien




                       Exhibit I - Restrictive Covenant


                              Restrictive Covenant



        AGREEMENT, dated June , 1999 between CADAPULT GRAPHIC SYSTEMS INC., a Delaware corporation with offices at 110 Commerce Drive, Allendale, New Jersey 07401 ("Purchaser"), and Elizabeth Breisch ("Shareholder") residing at 36 Harper Lane, North Wales, PA 19454.


                             W I T N E S S E T H:

        WHEREAS, Shareholder is the owner of Common Stock of WEB Associates, Inc., the assets of which have this date, and simultaneous herewith, been acquired by the Purchaser; and,

        WHEREAS, in conjunction with, and as a consequence of, the acquisition of the assets of WEB Associates, Inc. by Purchaser, Shareholder has received and will receive substantial consideration in proportion to her stock/equity ownership interest in WEB Associates, Inc.; and,

        WHEREAS, a material inducement for Purchaser acquiring the assets of WEB Associates, Inc. was the execution by Shareholder of the within Agreement protecting Purchaser for a reasonable period of time from post purchase competition to the extent set forth hereinafter; and,

        WHEREAS, the parties hereto do hereby acknowledge that such protection is reasonable under the circumstances;

        NOW THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:

        1.  COVENANT NOT TO COMPETE; INTELLECTUAL PROPERTY; CONFIDENTIALITY.

                A. Covenant Not to Compete and Solicit. From the date of conveyance of the Assets to the Purchaser and for a period of three (3) years, Shareholder will not, within any jurisdiction in which Purchaser or any affiliate conducts its business operations, directly or indirectly, own, manage, operate, control, be employed by or participate in the ownership, management, operation or control of, or be connected in any manner with, any business of the type or character engaged in or competitive with that conducted by Purchaser. The decision of Purchaser's Board of Directors as to what constitutes a competing business shall be final and binding upon Shareholder, and such decision shall be made in good faith and with specific consideration for the type of business conducted or being contemplated by Purchaser at the time of said termination. For these purposes, ownership by Shareholder or any affiliate of Shareholder of securities of a public company not in excess of 1% of any class of such securities shall not be considered to be competition with Purchaser.

                From the date of conveyance of the Assets to the Purchaser for a period of three (3) years, Shareholder further agrees to refrain from interfering with the employment relationship between Purchaser and its other employees by soliciting any of such individuals to participate in any way in any other business ventures and agrees to refrain from soliciting competitive business from any client or prospective client of Purchaser's for Shareholder's benefit or for any other entity.

                It is the desire and intent of the parties that if any provisions of this Section 1(A) shall be adjudicated to be invalid or unenforceable, this Section 1(A) shall be deemed amended to delete therefrom such provisions or portion adjudicated to be invalid or unenforceable, such amendment to apply only with respect to the operation of this paragraph in the particular jurisdiction in which such adjudication is made.

                B. Confidentiality. Shareholder agrees to not divulge to anyone (other than Purchaser or any other persons employed or designated by Purchaser) any knowledge or information of any type whatsoever of a confidential nature relating to the business of Purchaser or any of its subsidiaries or affiliates, including without limitation all types of trade secrets (unless readily ascertainable from public or published information or trade sources). Shareholder further agrees not to disclose, publish or make use of any such knowledge or information of a confidential nature without prior written consent of Purchaser.

        2. BREACH BY SHAREHOLDER. Both parties recognize that the circumstances under this Agreement special, unique and extraordinary in character, and that in the event of a breach by Shareholder of the terms and conditions of this Agreement to be performed by Shareholder, or in the event Shareholder performs services during the restricted period, as set forth herein above, for any person, firm, corporation or other entity engaged in a competing line of business with Purchaser, or otherwise breaches this Agreement, Purchaser shall be entitled, if it so elects, to take all actions, either in law or in equity, that it deems necessary to protect its rights and interests. In the event that the Shareholder breaches this Agreement or advances an action, either in law or equity, that is adjudicated or results in a judgement in favor of the Purchaser, Shareholder shall reimburse Purchaser for reasonable costs and expenses, including reasonable attorneys fees.

        3. ASSIGNMENT. This Agreement is a personal contract and, except as specifically set forth herein, the rights and interests of Shareholder herein may not be sold, transferred, assigned, pledged or hypothecated by Shareholder. The rights and obligations of Purchaser hereunder shall be binding upon and run in favor of the successors and assigns of Purchaser. In the event of any attempted assignment or transfer of rights hereunder contrary to the provisions hereof, Purchaser shall have no further liability for payments hereunder. Shareholder specifically consents to assignment of this Agreement by Purchaser pursuant to any reorganization or business combination that Purchaser may effect hereafter.

        4. GOVERNING LAW; CAPTIONS. This Agreement contains the entire agreement between the parties and shall be governed by the laws of the State of Delaware. It may not be changed orally, but only by agreement in writing signed by the party against whom enforcement of any waiver, change, modification or discharge is sought, and consented to in writing by the President of Purchaser. Section headings are for convenience or reference only and shall not be considered a part of this Agreement.

        5. PRIOR AGREEMENTS. This Agreement supersedes and terminates all prior agreements between Purchaser and Shareholder relating to the subject matter herein addressed.

        6. ARBITRATION. Any dispute or claim hereunder may be referred to arbitration. The notice shall be filed with the Purchaser or Shareholder, in no event, later than thirty (30) days after written notice of the dispute is mailed via certified mail to the non-grieving party.

            It is agreed that during the term of this Agreement the arbitrator to whom the grievance shall be referred for a decision shall be selected by the Purchaser and the Shareholder. If the parties fail to select an arbitrator, the grievance shall be presented to the American Arbitration Association. The voluntary labor arbitration rules of the American Arbitration Association shall apply to the proceeding and the choice of arbitrator.

            The decision of the arbitrator shall be supported by substantial evidence on the record as a whole, and shall be final and conclusive and binding upon the Shareholder and the Purchaser. The arbitrator shall have no power to add to or subtract from or modify in any way the terms of this Agreement.

            The arbitrator shall be requested to issue his written decision not later than thirty (30) days from the date of the close of the hearing or, if oral hearings have been waived, then from the date of transmitting the final statements and proofs to the arbitrator. The decision of the arbitrator will be accepted as final by the parties to the disputes, and both will abide by it.

            All expenses for the arbitrators services and the proceedings shall be borne equally by the Purchaser and the Shareholder. However, each party shall be responsible for compensating its own representatives and witnesses.

        7. NOTICES. Any notice or other communication required or permitted hereunder shall be sufficiently given if delivered in person to Purchaser by delivery to its Chairman of the Board of Directors or sent by telex, telecopy or by registered or certified mail, postage prepaid, addressed as follows:

                If to Shareholder, to:
                Elizabeth Breisch
                36 Harper Lane
                North Wales, PA  19454

                If to Purchaser, to:
                Cadapult Graphic Systems Inc.
                Attn:  Michael Levin, President
                110 Commerce Drive
                Allendale, New Jersey 07401
                fax:  201-236-9320

        IN WITNESS WHEREOF, Purchaser has by its appropriate officer signed this Agreement and Shareholder has signed this Agreement, on and as of the date and year first above written.



                                    CADAPULT GRAPHIC SYSTEMS INC.


                                    By:
                                       -----------------------------
                                         Michael W. Levin, President


                                    SHAREHOLDER


                                    --------------------------------
                                         Elizabeth Breisch




                        Exhibit K - Restrictive Legend


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SHARES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.